Exhibit 10.18.3

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT ("Guaranty") made and executed this 18th day of August 2021 by BILLIE JAY PARRISH a.k.a. **B.J. PARRISH**, an individual (individually referred to as "Guarantor" and collectively referred to as the "Guarantors"), to and in favor of 2K HOSPITALITY, LLC, a Texas limited liability company ("2KH");

WITNESSETH:

WHEREAS, 2KH has agreed to make a loan to PRITOR LONGHORN BUDA HOTEL, LLC, a Delaware limited liability company, and CIBOLO RODEO, LTD., a Texas limited partnership ("Borrower") in the principal amount of ONE HUNDRED AND TWENTY THOUSAND AND NO/100 ($120,000.00) DOLLARS pursuant to that certain Promissory Note between 2KH and Borrower dated as of even date herewith; and

WHEREAS, the Loan is evidenced by a certain Promissory Note executed by Borrower to and in favor of 2KH in the principal sum of ONE HUNDRED AND TWENTY THOUSAND AND NO/100 ($120,000.00) DOLLARS of even date herewith ("Note") and is secured by, among other documents and instruments, a Deed of Trust, executed by CIBOLO RODERO, LTD., a Texas limited partnership, to and in favor of 2KH of even date herewith ("Security Instrument") encumbering certain property, rights and interests more particularly described therein ("Premises"); and

WHEREAS, 2KH is unwilling to make the Loan unless the Guarantor guarantees certain obligations as hereinafter provided; and

WHEREAS, the Guarantor is an officer of the Borrower; and

WHEREAS, the Guarantors recognize and acknowledge that the financial success of the Borrower will directly benefit the Guarantors and, therefore, deem it to be to the business and financial advantage and benefit of the Guarantors to execute and deliver this Guaranty;

NOW THEREFORE, for and in consideration of the premises hereof, and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged by the Guarantors, the Guarantors do hereby jointly and severally, for the benefit of 2KH, covenant, stipulate and agree as follows, to wit:

1. **Recitals**. The recitals hereinabove set forth in the premises of this Guaranty are true and correct and are by this reference thereto incorporated in this Guaranty.

2. **Definition of Terms**. Those capitalized terms not otherwise defined herein shall have those definitions and meanings ascribed to such terms in the Security Instrument and other Loan Documents (as defined in the Security Instrument).

3. **Guaranteed Obligations**. The Guarantors do hereby jointly, severally, unconditionally and absolutely guarantee to 2KH the full and prompt payment to 2KH of the Note when due, whether by acceleration or otherwise, with such interest as may accrue thereon and such prepayment premiums

and other charges as may be due in connection therewith, either before or after maturity thereof, and the full and prompt payment and performance of any and all other obligations due under the Note, Loan Agreement or Loan Documents, whether such obligations now exist or arise hereafter (the "Guaranteed Obligations").

The Guarantors hereby agree that the Guaranteed Obligations shall be paid by the Guarantors to 2KH upon demand of 2KH in lawful money of the United States of America in accordance with the terms and provisions of this Guaranty.

4. **Consents**. The Guarantors hereby consent and agree that 2KH may at any time, and from time to time, without notice to or further consent from the Guarantors, either with or without consideration: release and surrender any property or other security of any kind or nature whatsoever now or hereafter held by it or by any person or entity on its behalf or for its account, securing any indebtedness or liability hereby guaranteed (the "Collateral"); substitute for any Collateral held by or on behalf of 2KH other collateral of like kind, or of any kind; make overadvances or increase the amount of the Loan; agree to modify the terms of any one or more of the Note, Loan Agreement or other Loan Documents, extend or renew the Note for any period; grant releases, compromises and indulgences with respect to any one or more of the Loan Documents and to any persons or entities now or hereafter liable thereunder or hereunder; release any Guarantor or endorser of or other person or entity liable upon the Note or any other of the Loan Documents; or take or fail to take any action of any type whatsoever. No such action which 2KH shall take or fail to take in connection with the Loan Documents or any Collateral, nor any course of dealing with Borrower or any other person, shall limit, impair or release the Guarantors' obligations hereunder, affect this Guaranty in any way or afford the Guarantors any recourse against 2KH. Nothing contained in this section shall be construed to require 2KH to take or refrain from taking any action referred to herein.

5. **Waiver and Subordination**. The Guarantors hereby expressly waive any right of contribution from or indemnity against Borrower, whether at law or in equity, arising from any payments made by the Guarantors pursuant to the terms of this Guaranty, and the Guarantors acknowledge that the Guarantors' have no right whatsoever to proceed against Borrower for reimbursement of any such payments until such time as the Guaranteed Obligations have been fully and completely satisfied. In connection with the foregoing, the Guarantors expressly waive any and all rights of subrogation to 2KH against Borrower until the Guaranteed Obligations are paid in full, and the Guarantors hereby waive any rights to enforce any remedy which 2KH may have against Borrower and any rights to participate in any Collateral. In addition to and without in any way limiting the foregoing, the Guarantors hereby subordinate any and all indebtedness of Borrower now or hereafter owed to the Guarantors to all indebtedness of Borrower to 2KH, and agrees with 2KH that the Guarantors shall not demand or accept any payment of principal or interest from Borrower, shall not claim any offset or other reduction of the Guarantors' obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the Collateral.

6. **Waiver of Defenses**. The Guarantors hereby waive and agree not to assert or take advantage of any defense based upon: (a) any incapacity, lack of authority, death or disability of the Guarantors or any other person or entity; (b) any failure of 2KH to commence an action against Borrower or any other person or entity, or to file or enforce a claim against the estate (either in administration,

bankruptcy, or any other proceeding) of Borrower or any other person or entity, whether or not demand is made upon 2KH to file or enforce such claim; (c) any failure of 2KH to give notice of the existence, creation or incurring of any new or additional indebtedness or other obligation or of any action or nonaction on the part of any other person or entity, in connection with the Loan Documents or any obligation hereby guaranteed; (d) any failure on the part of 2KH to ascertain the extent or nature of the Collateral or any insurance or other rights with respect thereto, or the liability of any party liable for the Loan Documents or the obligations evidenced or secured thereby, or any failure on the part of 2KH to disclose to the Guarantors any facts it may now or hereafter know regarding Borrower, the Collateral, or such other parties; (e) any lack of acceptance or notice of acceptance of this Guaranty by 2KH; (f) any lack of presentment, demand, protest, or notice of demand, protest or nonpayment with respect to any indebtedness or obligations under any of the Loan Documents; (g) any lack of notice of disposition or of manner of disposition of any Collateral; (h) any lack of other notices to which the Guarantors might otherwise be entitled; (i) failure to properly record any document or any other lack of due diligence by 2KH in creating or perfecting a security interest in or collection, protection or realization upon any Collateral or in obtaining reimbursement or performance from any person or entity now or hereafter liable for the Loan Documents or any obligation secured thereby; (j) any invalidity, irregularity or unenforceability, in whole or in part, of any one or more of the Loan Documents; (k) the inaccuracy of any representation or other provision contained in any Loan Document; (l) any sale or assignment of the Loan Documents, in whole or in part; (m) any sale or assignment by Borrower of the Collateral, or any portion thereof, whether or not consented to by 2KH; (n) any lack of commercial reasonableness in dealing with Collateral; (o) any deficiencies in the Collateral or any deficiency in the ability of 2KH to collect or obtain performance from any persons or entities now or hereafter liable for the payment or performance of any obligation hereby guaranteed; (p) an assertion or claim that the automatic stay provided by 11 U.S.C. §362 (arising upon the voluntary or involuntary bankruptcy proceeding of Borrower), or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of 2KH to enforce any of its rights, whether now or hereafter acquired, which 2KH may have against the Guarantors or the Collateral; (q) any modifications of the Loan Documents or any obligation of Borrower relating to the Loan by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise; (r) any action, occurrence, event or matter consented to by the Guarantors under Section 4 hereof, under any other provision hereof, or otherwise.

7. **Liability of the Guarantors**. This is a guaranty of payment and performance and not of collection. The liability of the Guarantors under this Guaranty shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other person, nor against the Collateral. Guarantors waive any right to require that an action be brought against Borrower or any other person or to require that resort be had to any Collateral or to any balance of any deposit account or credit on the books of 2KH in favor of Borrower or any other person. In the event that, on account of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or

hereafter in effect, which may be or become applicable, Borrower shall be relieved of or fail to incur any debt, obligation or liability as provided in the Loan Documents, the Guarantors shall nevertheless be fully liable therefor. In the event of a default under the Loan Documents, 2KH shall have the right to enforce its rights, powers and remedies (including, without limitation, foreclosure of all or any portion of the Collateral) thereunder or hereunder, in any order, and all rights, powers and remedies available to 2KH in such event shall be nonexclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. If the indebtedness guaranteed hereby is partially paid by reason of the election of 2KH to pursue any of the remedies available to 2KH, or is otherwise partially paid, this Guaranty shall nevertheless remain in full force and effect, and the Guarantors shall remain liable for the entire remaining unpaid balance of the indebtedness guaranteed hereby, even though any rights which the Guarantors may have against Borrower may be destroyed or diminished by the exercise of any such remedy. The Guarantors covenant and agree that, upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, the Guarantors shall not seek or cause Borrower or any other person or entity to seek a supplemental stay or other relief, whether injunctive or otherwise, pursuant to 11 U.S.C. §105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of 2KH to enforce any rights of 2KH against the Guarantors or the Collateral by virtue of this Guaranty or otherwise.

8. **Security Interest and Setoff**. Without implying any waiver by 2KH of any rights or remedies (including, without limitation, any right of setoff) to which 2KH may be entitled, the Guarantors hereby grant to 2KH, as security for the liabilities and obligations of the Guarantors hereunder, a lien upon, security title to and a security interest in all of the Guarantors' balances, credits, deposits, accounts, instruments, items, moneys or other property of every kind and description now or hereafter in the possession or control of or otherwise with 2KH for any reason, including all dividends and distributions on or other rights in connection therewith. 2KH may, without demand or notice of any kind, at any time, or from time to time, and without exercising any rights or remedies against Borrower, any other person or the Collateral, when any amount shall be due and payable hereunder by the Guarantors, exercise any remedy available under law, including the appropriation and application toward the payment of such amount, and in such order of application as 2KH may from time to time elect, any such balances, credits, deposits, accounts, instruments, items, moneys or other property of the Guarantors. The proceeds of any such disposition may be applied to reasonable attorney's fees and other expenses incurred by 2KH. The Guarantors hereby designate, appoint and empower 2KH irrevocably as its attorney-in-fact, at the Guarantors' cost and expense, to do in the name of the Guarantors any and all actions which 2KH may deem necessary or advisable to carry out the terms hereof upon the failure, refusal or inability of the Guarantors to do so and to transfer to 2KH's name or any third party's name any property of the Guarantors as to which 2KH desires to exercise its rights and remedies hereunder. The obligations of the Guarantors and the rights of 2KH hereunder are in addition to the obligations of the Guarantors and the rights of 2KH under any other guaranty or indemnity agreement given by the Guarantors to 2KH in connection with the Loan, and payments made hereunder shall not reduce the liabilities and obligations of the Guarantors under any other such guaranty or indemnity agreement.

9. **Application of Payments**. The Guarantors hereby authorize 2KH, without notice to the Guarantors, to apply all payments and credits received from Borrower or from the Guarantors or realized from any security to the indebtedness, obligations and undertakings of Borrower (whether or not the same are the subject of this Guaranty) in such manner and in such priority as 2KH in its sole judgment shall determine.

10. **Financial Statements**. The Guarantors acknowledges that if the Note require that Borrower provide or cause to be provided to 2KH certain financial statements of the Guarantors, Guarantors hereby agrees to provide to 2KH all such financial statements in such form and at such times as is required under the provisions of the Note.

11. **Warranties**. The Guarantors warrant and represent (a) that the execution and delivery of this Guaranty does not violate or constitute a breach of any agreement to which the Guarantors are a party or any applicable laws, and (b) that there is no litigation, claim, action or proceeding, pending or threatened against the Guarantors which would adversely affect the financial condition of the Guarantors or the ability of the Guarantors to fulfill all obligations of the Guarantors hereunder, and (c) that all financial statements heretofore delivered by the Guarantors to 2KH are true and correct in all respects as of the date thereof, and no material change has occurred in the financial condition of the Guarantors since the date thereof.

12. **Condition of Borrower**. The Guarantors warrant and represent that the Guarantors are fully aware of the financial condition of Borrower and are executing and delivering this Guaranty based solely upon the Guarantors' own independent investigation of all matters pertinent hereto, and that the Guarantors are not relying in any manner upon any representation or statement of 2KH. The Guarantors warrant, represent and agree that the Guarantors are in a position to obtain, and the Guarantors hereby assume full responsibility for obtaining, any additional information concerning the financial condition of Borrower and any other matter pertinent hereto, and that the Guarantors are not relying upon 2KH to furnish, and shall have no right to require 2KH to obtain or disclose, any information with respect to the indebtedness or obligations guaranteed hereby, the financial condition or character of Borrower or the ability of Borrower to pay the indebtedness or perform the obligations guaranteed hereby, the existence of any collateral or security for any or all of such indebtedness or obligations, the existence or nonexistence of any other guaranties of all or any part of such indebtedness or obligations, any actions or non-action on the part of 2KH, Borrower or any other person or entity, or any other matter, fact or occurrence whatsoever. By executing this Guaranty, the Guarantors acknowledge and knowingly accept the full range of risks encompassed within a contract of guaranty.

13. **Service of Process**. The Guarantors hereby (a) submit to personal jurisdiction in the State of Texas for the enforcement of this Guaranty, and (b) waive any and all rights under the law of any state to object to jurisdiction within the State of Texas for the purposes of litigation to enforce this Guaranty. In the event that such litigation is commenced, the Guarantors agree that service of process may be made and personal jurisdiction over the Guarantors obtained, by the serving of a copy of the summons and complaint upon each of the Guarantors' Agent for service of process in the State of Texas, each Guarantor's Agent address is as follows:

8800 VILLAGE DR, SUITE 201

SAN ANTONIO, TX 78217

Nothing contained herein, however, shall prevent 2KH from bringing any action or exercising any rights against any security or against the Guarantors personally, or against any property of the Guarantors, within any other state. Initiating such proceeding or taking such action in any other state shall in no event constitute a waiver of the agreement contained herein that the law of the State of Texas shall govern the rights and obligations of the Guarantors and 2KH hereunder or of the submission herein made by the Guarantors to personal jurisdiction within the State of Texas. The aforesaid means of obtaining personal jurisdiction and perfecting service of process are not intended to be exclusive but are cumulative and in addition to all other means of obtaining personal jurisdiction and perfecting service of process now or hereafter provided by the law of the State of Texas.

14. **Waiver of Rights**. The Guarantors hereby waive and renounce, to the fullest extent permitted by law, all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead now or hereafter provided by the Constitution and laws of the United States of America and of each state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement and collection of the obligations evidenced by this Guaranty.

15. **Changes of Status**. The Guarantors hereby acknowledge and agree that this Guaranty and the obligations of the Guarantors hereunder shall not be affected and shall not be discharged by reason of any change in the status of Borrower, including, without limitation, changes in name or structure of Borrower; merger or consolidation of Borrower with any other entity or entities, or the transfer of all or any part of Borrower's assets to another entity; termination or dissolution of Borrower; the filing of a petition by or against Borrower under the bankruptcy laws of the United States, or the voluntary or involuntary takeover of Borrower by Borrower's creditors; additions or losses of officers of Borrower by death, succession or otherwise; any change in the status of any Guarantor with respect to Borrower or any officer of Borrower, including, without limitation, termination, transfer or conveyance of any Guarantor's ownership interest in Borrower or in any officer of Borrower, or termination or resignation of any Guarantor as an officer, director or agent of Borrower or any officer of Borrower; or changes in operating procedures, management or in the nature or location of Borrower's business.

16. **Guaranty Irrevocable**. Unless otherwise set forth herein, this Guaranty shall, be irrevocable by the Guarantors until all indebtedness of Borrower to 2KH shall have been completely repaid and all obligations and undertakings of Borrower under, by reason of, or pursuant to the Loan Documents, including, without limitation, the Environmental Indemnification Agreement, shall have been fully and completely performed.

17. **Remedies**. In the enforcement of this Guaranty, 2KH shall have and be entitled to exercise any and all remedies provided herein and otherwise provided by law. All rights, powers and remedies

of 2KH under this Guaranty and under any agreement between Borrower and 2KH or between the Guarantors and 2KH, now, or at any time hereafter enforced, shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies provided and available to 2KH by law. No exercise of, delay in exercising, or omission to exercise, any rights, powers or remedies by 2KH shall be deemed a waiver thereof, and every such right, power and remedy may be exercised by 2KH any one or more times or on any one or more occasions without exhaustion.

18. **Attorneys' Fees**. If this Guaranty is placed in the hands of an attorney for enforcement on behalf of 2KH, the Guarantors hereby agree to pay all costs thereof, including, without limitation, the reasonable fees and disbursements of such attorney.

19. **Modifications; Releases**. This Guaranty may not be changed, amended or modified and no obligation of the Guarantors may be released or waived by 2KH or any officer or agent of 2KH, except in writing signed by a duly authorized officer of 2KH and the Guarantors.

20. **Claims**. Any claim or claims which 2KH may have against Guarantor under this Guaranty at any time or time hereafter shall be asserted by 2KH against Guarantor by written notice directed to Guarantor at the address of Guarantor set forth in the preamble to this Guaranty.

21. **Notices**. All notices required or permitted to be given by either party hereto shall be sent by registered or certified mail, return receipt requested or by nationally recognized overnight courier (e.g., Federal Express) to the party intended to receive such notice at the address shown in the preamble to this Guaranty.

22. **Governing Law**. This Guaranty shall be governed by, construed and enforced in accordance with the laws of the State of Texas.

23. **Consent of Jurisdiction.** THE GUARANTORS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR ANY FEDERAL COURT SITTING IN HAYS COUNTY, TEXAS, AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT. THE GUARANTORS HEREBY WAIVE ANY OBJECTION THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

24. **Binding Effect**. This Guaranty is and shall be binding upon Guarantor and the heirs, personal representatives, successors and assigns of Guarantor and shall inure to the benefit of any successor to or assignee of 2KH.

IN WITNESS WHEREOF, each Guarantor has executed this Guaranty under seal in manner and form sufficient to legally bind him in accordance with the terms hereof on and as of the day and year first above written.

AGREED:

BILLIE JAY PARRISH a.k.a. B.J. PARRISH

STATE OF TEXAS §

COUNTY OF Midland §

This instrument was acknowledged before me on this the 18th day of August 2021, by BILLIE JAY PARRISH a.k.a. B.J. PARRISH for the purposes and consideration therein expressed.

BRIANNA OCHOA
Notary Public, State of Texas
Comm. Expires 02-19-2024
Notary ID 132365910

Notary Public, State of Texas

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